SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: March 17, 2003
HOUSEHOLD AUTOMOTIVE TRUST IV, SERIES 2000-1 (Exact name of registrant as specified in its charter)
HOUSEHOLD FINANCE CORPORATION (Administrator of the Trust) (Exact name as specified in Administrators charter)
Delaware (State or other jurisdiction of incorporation of Administrator)	333-84129 (Commission File Numbers)	Not Applicable (IRS Employer Identification Number of Registrant)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Administrator)	60070 (Zip Code)
Administrators telephone number, including area code 847/564-5000

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
99

Monthly Servicer's Certificate to Trustee dated March 17, 2003 pursuant to Section 4.9 of the Master Sale and Servicing Agreement dated as of February 24, 2000 (the "Sale and Servicing Agreement") among Household Automotive Trust IV, as Issuer, Household Auto Receivables Corporation, as Seller, Household Finance Corporation, as Master Servicer, and the Trust and Wells Fargo Bank Minnesota, N. A., as Indenture Trustee, with respect to the Class A Notes, Series 2000-1.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD FINANCE CORPORATION, as Administrator of and on behalf of the HOUSEHOLD AUTOMOTIVE TRUST IV, SERIES 2000-1 (Registrant)

By: /s/ P.D. Schwartz Patrick D. Schwartz Authorized Representative
Dated: March 24, 2003

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EXHIBIT INDEX

Exhibit Number	Exhibit
99

Monthly Servicer's Certificate to Trustee dated March 17, 2003 pursuant to Section 4.9 of the Master Sale and Servicing Agreement dated as of February 24, 2000 (the "Sale and Servicing Agreement") among Household Automotive Trust IV, as Issuer, Household Auto Receivables Corporation, as Seller, Household Finance Corporation, as Master Servicer, and the Trust and Wells Fargo Bank Minnesota, N. A., as Indenture Trustee, with respect to the Class A Notes, Series 2000-1.

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